AMENDMENT NO. 4 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 4 (this “Amendment”) is made as of June 19, 2015 (the “Effective Date”) by and among PROASSURANCE CORPORATION (the “Borrower”), the lenders listed on the signature pages hereto (the “Lenders”) and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the "Administrative Agent"), under that certain Credit Agreement, dated as of April 15, 2011 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, the Lenders and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to make certain modifications to the Credit Agreement; and
WHEREAS, the Borrower, the Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent hereby agree as follows.
ARTICLE I     - AMENDMENT
Effective as of the Effective Date but subject to the satisfaction of the conditions precedent set forth in Article III below, the Credit Agreement is hereby amended as follows:
1.1    The definition of “Aggregate Commitment” appearing in Article I of the Credit Agreement is hereby amended to insert the following sentence at the end thereof: “As of the Fourth Amendment Effective Date, the Aggregate Commitment is $200,000,000.”.
1.2    The definition of “Alternate Base Rate” appearing in Article I of the Credit Agreement is hereby amended to insert the following clause (i) immediately prior to clause (i) presently contained therein and to renumber each subsequent clause accordingly: “(i) zero percent (0.0%), ”.
1.3    The definition of “Arranger” appearing in Article I of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Arranger” means, collectively, U.S. Bank and Wells Fargo Securities, LLC, in and their respective successors, in their respective capacities as Lead Arrangers and Sole Book Runners.”
1.4    The definition of “ERISA Event” appearing in Article I of the Credit Agreement is hereby amended to (i) amend and restate clauses (b) and (c) contained therein as follows: “(b) the failure to satisfy the “minimum funding standard” (as defined in Section 412 of the Code or Section

ACTIVE 207481758v.10

302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan;” and (ii) delete the phrase “or in reorganization” appearing in clause (g) thereof.

1.5    The definition of “Eurocurrency Base Rate” appearing in Article I of the Credit Agreement is hereby amended to insert the phrase “the greater of (a) zero percent (0.0%) and (b)” immediately after the phrase “means, with respect to a Eurocurrency Advance for the relevant Interest Period,” contained therein.
1.6    The definition of “Facility Termination Date” appearing in Article I of the Credit Agreement is hereby amended to delete the reference to “April 15, 2016” contained therein and insert “June 19, 2020” in place thereof.
1.7    The definition of “Plan” appearing in Article I of the Credit Agreement is hereby amended to delete the phrase “member of the Controlled Group” contained therein and insert “ERISA Affiliate” in place thereof.
1.8    The definition of “Sanctioned Country” appearing in Article I of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Sanctioned Country” means, at any time, any country or territory which is itself the subject or target of any comprehensive Sanctions.”

1.9    The definition of “Sanctioned Person” appearing in Article I of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Sanctioned Person” means, at any time, (a) any Person or group listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, the United Nations Security Council, the European Union or any EU member state, (b) any Person or group operating, organized or resident in a Sanctioned Country, (c) any agency, political subdivision or instrumentality of the government of a Sanctioned Country, or (d) any Person 50% or more owned, directly or indirectly, by any of the above.”

1.10    Article I of the Credit Agreement is hereby amended to insert the following new definitions in appropriate alphabetical order:
““Amendment No. 4” means that certain Amendment No. 4 to Credit Agreement, dated as of June 19, 2015, by and among the Borrower, the Lenders party thereto and the Administrative Agent.”

““Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.”

““Fourth Amendment Effective Date” means June 19, 2015.”

““Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.”

1.11    Article I of the Credit Agreement is hereby amended to delete the definition of Reportable Event contained therein.
1.12    Section 2.4 of the Credit Agreement is hereby amended to (i) insert the phrase “following the Fourth Amendment Effective Date” immediately after the phrase “The Borrower may from time to time” contained in the first sentence thereof and (ii) insert the following new sentence immediately after the first sentence contained therein: “The parties hereto acknowledge and agree that the increase in Commitments pursuant to Amendment No. 4 is not being effected under this Section 2.4.”.
1.13    Section 3.5 of the Credit Agreement is hereby amended to insert the following new clause (j) in appropriate alphabetical order:
“(j) For purposes of determining withholding taxes imposed under the FATCA, from and after the Fourth Amendment Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Agreement and all Notes as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”
1.14    Section 5.15 of the Credit Agreement is hereby amended to (i) insert the phrase “, as modified by Section 3(42) of ERISA,” immediately after the phrase “within the meaning of 29 C.F.R. § 2510.3-101” and (ii) insert the phrase “which is subject to Section 4975 of the Code” immediately after the second parenthetical and immediately before the comma contained therein.
1.15    Sections 6.1(v), (vi) and (vii) of the Credit Agreement are hereby amended and restated in their entirety as follows:
“(v)    As soon as possible, but in any event within sixty (60) days after the end of each calendar year a copy of the Annual Statement of each Insurance Subsidiary (other than Eastern Re Ltd., SPC) for such year prepared in accordance with SAP.
(vi)    As soon as possible, but in any event within one hundred and eighty (180) days after the end of each calendar year, a copy of the Annual Audited Statement of each Insurance Subsidiary (other than Eastern Re Ltd., SPC) for such year prepared in accordance with SAP; provided, that with respect to Eastern Re Ltd., SPC, the Borrower shall provide quarterly consolidation documentation when available.
(vii)    As soon as possible, but in any event within forty-five (45) days after the end of each calendar quarter, a copy of the Quarterly Statement of each Insurance Subsidiary (other than Eastern Re Ltd., SPC) for such quarter prepared in accordance with SAP;

provided, that with respect to Eastern Re Ltd., SPC, the Borrower shall provide annual audits when available.”
1.16    Section 6.2 of the Credit Agreement is hereby amended to insert the following new sentence at the end thereof: “No Borrower will request any Loan, and no Borrower shall use, and the Borrower shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or (ii) in any manner that would result in the violation of any applicable Sanctions.”
1.17    Section 6.19.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“ 6.19.2. Minimum Net Worth. The Borrower will at all times maintain Consolidated Net Worth of not less than $1,340,800,000.”

1.18    Section 10.13 of the Credit Agreement is hereby amended to delete the phrase “that certain letter agreement dated January 11, 2011” and insert the following phrase in place thereof: “(i) that certain Amended and Restated Fee Letter, dated as of May 4, 2015, among the Administrative Agent, Wells Fargo Securities, LLC, Wells Fargo Bank, National Association and the Borrower, (ii) that certain Administrative Agent Fee Letter, dated as of May 4, 2015, between the Administrative Agent and the Borrower and (iii) that certain Wells Fargo Securities Fee Letter, dated as of May 4, 2015, between Wells Fargo Securities, LLC and the Borrower,”.
1.19    The Pricing Schedule to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex A attached hereto.
1.20    Schedules 1, 5.8, 5.14 and 6.16 to the Credit Agreement are hereby amended and restated in their entirety as set forth on Annex B attached hereto.

ARTICLE II    - REPRESENTATIONS AND WARRANTIES
The Borrower hereby represents and warrants as follows:
2.1    This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally.

2.2    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are (x) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects as of the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all respects on and as of such earlier date and (y) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects as of the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.
ARTICLE III    - CONDITIONS PRECEDENT
This Amendment shall become effective on the Effective Date; provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

3.1    The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and the Lenders.
3.2    The Administrative Agent shall have received any Notes requested by a Lender pursuant to Section 2.13 of the Credit Agreement, as amended hereby, payable to the order of each such requesting Lender.
3.3    The Administrative Agent shall have received such documents and certificates relating to the organization, existence and good standing of the Borrower, the authorization of the transactions contemplated hereby and any other legal matters relating to the Borrower, the Loan Documents or the transactions contemplated hereby or thereby, all in form and substance satisfactory to the Administrative Agent.
3.4    (a) All of the Administrative Agent’s accrued costs, fees and expenses through the date hereof shall be fully paid and (b) all of the fees set forth in (i) that certain Amended and Restated Fee Letter, dated as of May 4, 2015, among the Administrative Agent, Wells Fargo Securities, LLC, Wells Fargo Bank, National Association and the Borrower, (ii) that certain Administrative Agent Fee Letter, dated as of May 4, 2015, between the Administrative Agent and the Borrower and (iii) that certain Wells Fargo Securities Fee Letter, dated as of May 4, 2015, between Wells Fargo Securities, LLC and the Borrower, in each case, required to be paid on the Effective Date shall have been fully paid.
3.5    There shall not have occurred a material adverse change (x) in the business, Property, liabilities (actual and contingent), operations or condition (financial or otherwise), results of operations, or prospects of the Borrower and its Subsidiaries taken as a whole, since December 31, 2014 or (y) in the facts and information regarding such entities as represented by such entities to date.

3.6    No action, suit, investigation or proceeding is pending or, to the knowledge of the Borrower, threatened in any court or before any arbitrator or governmental authority that would reasonably be expected to result in a Material Adverse Effect.
3.7    Each document (including any Uniform Commercial Code financing statement) required by the Collateral Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Lenders, a perfected Lien on the Collateral described in the Credit Agreement, as amended hereby, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 6.16 of the Credit Agreement, as amended hereby), shall be in proper form for filing, registration or recordation.
ARTICLE IV     – DEPARTING LENDERS
4.1    Departing Lenders. Certain Lenders have agreed that they shall no longer constitute Lenders under the Credit Agreement as of the Effective Date (each, a “Departing Lender”). Each Lender that executes and delivers a signature page hereto that identifies it as a Departing Lender shall constitute a Departing Lender as of the Effective Date. No Departing Lender shall have a Commitment on and after the Effective Date. Each Departing Lender shall cease to be a party to the Credit Agreement as of the Effective Date, with no rights, duties or obligations thereunder. The Administrative Agent is hereby authorized to take such steps under the Credit Agreement as reasonably required to give effect to the departure of the Departing Lenders, including, without limitation, reallocating outstanding obligations among the Lenders signatory hereto as of the Effective Date ratably based on their Commitments. All accrued and unpaid interest owing by the Borrower to each Departing Lender shall be paid to such Departing Lender as of the Effective Date. All other amounts owing to a Departing Lender shall be deemed paid by the Borrower to such Departing Lender as of the Effective Date. The consent of a Departing Lender is not required to give effect to the changes contemplated by this Amendment. The Borrower and each Lender agree with and consent to the foregoing.
ARTICLE V     - GENERAL
5.1    Expenses. The Borrower agrees to reimburse the Administrative Agent upon demand for all reasonable out-of-pocket expenses paid or incurred by the Administrative Agent, including, without limitation, reasonable fees, charges and disbursements of outside counsel to the Administrative Agent incurred in connection with preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith.
5.2    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
5.3    Severability. Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative,

unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.
5.4    Governing Law. This Amendment shall be construed in accordance with the internal laws (without regard to the conflict of law provisions) of the State of Delaware, but giving effect to federal laws applicable to national banks.
5.5    Successors; Enforceability. The terms and provisions of this Amendment shall be binding upon the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Administrative Agent and the Lenders and the successors and assigns of the Administrative Agent and the Lenders.
5.6    Reference to and Effect on the Credit Agreement.
a.    Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.
b.    Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith (including, without limitation, all of the Loan Documents) shall remain in full force and effect and are hereby ratified and confirmed.
c.    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
5.7    Headings. Section headings in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.
(signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

PROASSURANCE CORPORATION
By:	/s/ Edward L. Rand, Jr.
Name: Edward L. Rand, Jr.
Title:	EVP & CFO

Signature Page to
Amendment No. 4 to
ProAssurance Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender and as Administrative Agent

By:	/s/ Evan Glass
Name:	Evan Glass
Title:	Senior Vice President

Signature Page to
Amendment No. 4 to
ProAssurance Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Hans W. Sitarz, Jr.
Name: Hans W. Sitarz, Jr.
Title:	Senior Vice President

Signature Page to
Amendment No. 4 to
ProAssurance Credit Agreement

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ R. Andrew Beam
Name: R. Andrew Beam
Title:	Senior Vice President

Signature Page to
Amendment No. 4 to
ProAssurance Credit Agreement

CADENCE BANK, N.A., as a Lender

By:	/s/ Brent Balogh
Name: Brent Balogh
Title:	SVP

Signature Page to
Amendment No. 4 to
ProAssurance Credit Agreement

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Cathy Wind
Name: Cathy Wind
Title:	SVP

Signature Page to
Amendment No. 4 to
ProAssurance Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ James Cribbet
Name: James Cribbet
Title:	Senior Vice President

Signature Page to
Amendment No. 4 to
ProAssurance Credit Agreement

REGIONS BANK, as a Lender

By:	/s/ Peter Wesemeier
Name: Peter Wesemeier
Title:	Managing Director

Signature Page to
Amendment No. 4 to
ProAssurance Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Departing Lender

By:	/s/ Hector Varona
Name: Hector J. Varona
Title:	Executive Director

Signature Page to
Amendment No. 4 to
ProAssurance Credit Agreement

THE NORTHERN TRUST COMPANY, as a Departing Lender

By:	/s/ Chris McKean
Name: Chris McKean
Title:	Sr. Vice President

Signature Page to
Amendment No. 4 to
ProAssurance Credit Agreement

Annex A

PRICING SCHEDULE

Applicable Margin	Level I Status	Level II Status	Level III Status	Level IV Status	Level V Status
Unsecured Eurocurrency Rate	1.000%	1.125%	1.250%	1.375%	1. 625%
Secured Eurocurrency Rate	0.500%	0.500%	0.500%	0.500%	0.500%
Unsecured Base Rate	0.000%	0.125%	0.250%	0.375%	0.625%
Secured Base Rate	0.000%	0.000%	0.000%	0.000%	0.000%

Applicable Fee Rate	Level I Status	Level II Status	Level III Status	Level IV Status	Level V Status
Commitment Fee	0.125%	0.150%	0.175%	0.200%	0.250%

For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:
“Level I Status” exists at any date if, on such date, the Borrower’s Moody’s Rating is A2 or better and the Borrower’s S&P Rating is A or better.
“Level II Status” exists at any date if, on such date, (i) the Borrower has not qualified for Level I Status and (ii) the Borrower’s Moody’s Rating is A3 or better and the Borrower’s S&P Rating is A- or better.
“Level III Status” exists at any date if, on such date, (i) the Borrower has not qualified for Level I Status or Level II Status and (ii) the Borrower’s Moody’s Rating is Baa1 or better and the Borrower’s S&P Rating is BBB+ or better.
“Level IV Status” exists at any date if, on such date, (i) the Borrower has not qualified for Level I Status or Level II Status or Level III Status and (ii) the Borrower’s Moody’s Rating is Baa2 or better and the Borrower’s S&P Rating is BBB or better.
“Level V Status” exists at any date if, on such date, the Borrower has not qualified for Level I Status, Level II Status, Level III Status or Level IV Status.
“Moody’s Rating” means, at any time, the rating issued by Moody’s and then in effect with respect to the Borrower’s senior unsecured long-term debt securities without third-party credit enhancement.

“S&P Rating” means, at any time, the rating issued by S&P and then in effect with respect to the Borrower’s senior unsecured long-term debt securities without third-party credit enhancement.
“Status” means either Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status.
The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Borrower’s Status as determined from its then-current Moody’s and S&P Ratings. The credit rating in effect on any date for the purposes of this Schedule is that in effect at the close of business on such date. In order to qualify for a particular Status for the Applicable Margin or Applicable Fee Rate either (i) each of the Moody’s Rating and the S&P Rating required for that Status must be attained or (ii) if there is a split rating, the higher rating shall apply, except that in the event of a split rating of more than one level, the applicable rating shall be one level above the lower rating. If only one rating agency is supplying a rating, then the rating supplied by that rating agency shall be used. If an Event of Default shall have occurred and be continuing, Level V Status shall be applicable for as long as the same shall continue. If at any time the Borrower has no Moody’s Rating or no S&P Rating, Level V Status shall exist.

Annex B

Attached

SCHEDULE 1
Commitments

LENDER	COMMITMENT PERCENTAGE	COMMITMENT
U.S. BANK NATIONAL ASSOCIATION	20.00000%	$40,000,000
WELLS FARGO BANK, NATIONAL ASSOCIATION	17.50000%	$35,000,000
BRANCH BANKING AND TRUST COMPANY	12.50000%	$25,000,000
CADENCE BANK, N.A.	12.50000%	$25,000,000
FIRST TENNESSEE BANK NATIONAL ASSOCIATION	12.50000%	$25,000,000
KEYBANK NATIONAL ASSOCIATION	12.50000%	$25,000,000
REGIONS BANK	12.50000%	$25,000,000
TOTAL COMMITMENTS	100%	$200,000,000

SCHEDULE 5.8
Subsidiaries

Attached.

SCHEDULE 5.14
Properties

Cash in the amount of approximately $180,000 held in an account with and pledged for the benefit of Wells Fargo Bank, National Association with respect to PICA.

SCHEDULE 6.16
Liens

Cash in the amount of approximately $180,000 held in an account with and pledged for the benefit of Wells Fargo Bank, National Association with respect to PICA.